SCHEDULE 14A
                                 (Rule 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant     [ ]
Filed by a Party other than the Registrant    [X]
Check the appropriate box:
  [X]  Preliminary Proxy Statement       [ ]   Confidential, For Use of the
  [ ]  Definitive Proxy Statement              Commission Only (as permitted
  [ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
  [ ]  Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                            FIRST REGIONAL BANCORP
-------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                  MARK RUBIN
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]  No Fee Required
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

      (1)  Title of each class of securities to which transaction applies:

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      (2)  Aggregate number of securities to which transaction applies:

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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)  Proposed maximum aggregate value of transaction:

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      (5)  Total fee paid:

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      [ ]  Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:

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      (2)  Form, Schedule or Registration Statement no.:

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      (3)  Filing party:

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      (4)  Date filed:

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


Dear Fellow First Regional Shareholder:

The enclosed Proxy Statement is being sent to you to seek your support to elect five independent nominees for election to the Board of Directors of your Company. I am proposing this new slate of Directors because the current Board of Directors has considered and proposed certain defensive measures that could hinder the enhancement of shareholder value. I HAVE OPPOSED THESE DEFENSIVE MEASURES. THE RUBIN NOMINEES INTEND TO ENGAGE IN DISCUSSIONS AND EXPLORE POTENTIAL BUSINESS OPPORTUNITIES WITH COMPANIES TO INCREASE SHAREHOLDER VALUE.

                   ELECT AN INDEPENDENT BOARD OF DIRECTORS
                 COMMITTED TO MAXIMIZING SHAREHOLDER VALUE.

The nominees proposed in this proxy statement have agreed to serve as directors and will dedicate their efforts to maximizing the value of your investment in First Regional Bancorp. I URGE YOU TO READ THE ENCLOSED PROXY MATERIAL CAREFULLY, AND VOTE THE ENCLOSED WHITE PROXY IN FAVOR OF ALL NOMINEES. No matter how many shares you own, your vote is important. Even if you signed an earlier blue proxy card it is not too late to change your vote. YOU CAN CHANGE YOUR VOTE BY MARKING, SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED. REMEMBER ONLY THE LATEST DATED PROXY WILL REPRESENT YOU AT THE ANNUAL MEETING.

If you have any questions, please feel free to call MacKenzie Partners, Inc., who has been retained to assist me in my solicitation, at (800) 322-2885.


Sincerely,

/s/ Mark Rubin

Mark Rubin
Vice Chairman of the Board
President, First Regional Bancorp.

                                                      PRELIMINARY COPY

                                 MARK RUBIN

                               PROXY STATEMENT

                   IN OPPOSITION TO THE BOARD OF DIRECTORS
                                     OF
                           FIRST REGIONAL BANCORP

                                                                 May __, 1998

ACT NOW TO ELECT A NEW INDEPENDENT BOARD OF DIRECTORS FOR FIRST REGIONAL BANCORP THAT IS DEDICATED TO ENHANCING THE VALUE OF YOUR INVESTMENT IN FIRST REGIONAL BANCORP BY STRENGTHENING THE BOARD OF DIRECTORS AND IMPROVING THE FINANCIAL PERFORMANCE OF FIRST REGIONAL BANCORP WHILE MAINTAINING SOUND FINANCIAL POLICIES.

TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP:

                                INTRODUCTION
                                ------------

     This Proxy Statement is being furnished by Mark Rubin, a director, officer and founding shareholder of First Regional Bancorp in connection with his solicitation of proxies to be voted at the 1998 Annual Meeting of Shareholders of First Regional Bancorp, a California corporation (the "Company"), currently scheduled to be held at the Cypress Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, on Thursday, May 21, 1998, at 11:00 a.m. Pacific Time, or any adjournment or postponement thereof (the "Annual Meeting"). In opposition to the nominees proposed by the Company's Board of Directors, Mr. Rubin is proposing six nominees for election to the Board of Directors of the Company, as more fully described in this Proxy Statement. This Proxy Statement and the enclosed WHITE proxy card of Mr. Rubin are first being mailed on or about May __, 1998 to the holders of record of shares of the Company's common stock, no par value (the "Common Stock"), at the close of business on March 31, 1998.

     According to the Company's proxy statement dated April 20, 1998 (the "Company Proxy Statement"), the Company set March 31, 1998 as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company reported as outstanding 2,451,631 shares of Common Stock, the only class of voting security. Holders of record of shares of Common Stock on the Record Date are entitled to one cumulative vote in person or by proxy for each share so held with respect to all matters that may properly come before the Annual Meeting.

     Mr. Rubin is seeking your vote for his nominees for election to the Board of Directors--Jeffrey Cove, Sheldon Kadish, Don Levin, Alan Levy,
Frank Moothart and Mark Rubin. The qualifications and experience of these nominees are described in this Proxy Statement, which we urge you to read carefully. Messrs. Moothart and Rubin currently are Directors of the Company and have been included as nominees for election as Directors on management's slate as well as on Mr. Rubin's slate.

     Mr. Rubin's nominees will be independent directors and are committed to providing a Board of Directors that is responsive to the shareholders of the Company. If elected, each nominee will work diligently to strengthen the management of the Company and its wholly owned subsidiary, First Regional Bank (the "Bank"), and to maximize values for all shareholders while maintaining sound financial policies.

     Mr. Rubin is a co-founder of the Company, a director, officer and significant shareholder of the Company. Mr. Rubin owns of record and beneficially an aggregate of 472,304 shares of Common Stock--an investment, at current market prices, of approximately $4,014,584. (The calculation of beneficial ownership has been made in accordance with the rules of the Securities and Exchange Commission (the "Commission")). Each nominee proposed by Mr. Rubin for election to the Board of Directors of the Company may be deemed to be a participant in the solicitation of proxies under the rules and regulations of the Commission. Please refer to "Mr. Rubin's Nominees--Share Ownership" in this Proxy Statement for information relating to the security holdings of each nominee.

     THE ABILITY OF MR. RUBIN TO VOTE THE PROXIES BEING SOLICITED HEREBY IS SUBJECT TO THE SATISFACTION PRIOR TO THE ANNUAL MEETING OF CERTAIN BANK REGULATORY REQUIREMENTS. SEE "VOTING AND REVOCATION OF PROXIES" BELOW.

                        IMPORTANT VOTING INSTRUCTIONS
                        -----------------------------

     Join Mr. Rubin in his effort to attempt to restructure the Company's Board of Directors and realize greater values for all First Regional Bancorp shareholders while maintaining sound financial policies by immediately signing, dating and mailing Mr. Rubin's enclosed WHITE proxy card.

* SHARES IN YOUR NAME. No matter how many shares you own, vote "FOR" the nominees of Mr. Rubin by signing, dating and mailing his enclosed WHITE proxy card promptly. SIGN MR. RUBIN'S WHITE PROXY CARD EXACTLY AS YOUR NAME APPEARS ON THE LABEL TO ENSURE THAT YOUR VOTE FOR MR. RUBIN'S NOMINEES IS COUNTED.

* SHARES IN YOUR BROKER'S NAME. If you own shares in the name of a brokerage firm, your broker cannot vote your shares for the nominees of Mr. Rubin unless your broker receives your specific instructions. Please sign, date and mail as soon as possible Mr. Rubin's enclosed WHITE proxy card in the envelope that has been provided by your broker to be sure your shares are voted.

* REVOKING MANAGEMENT'S PROXY. If you have already voted on management's BLUE proxy card, you have every right to change your vote by signing, dating and mailing Mr. Rubin's enclosed WHITE proxy card, which will automatically revoke your earlier proxy. REMEMBER, ONLY YOUR LATEST DATED PROXY WILL COUNT FOR THE ELECTION OF DIRECTORS AT THE ANNUAL MEETING.

* QUESTIONS AND ASSISTANCE. If you have not received Mr. Rubin's WHITE proxy card or have any questions or need assistance in voting, please contact Mr. Rubin through his proxy soliciting agent:

                             MACKENZIE PARTNERS, INC.

                        Call Toll Free (800) 322-2885

              VOTE TODAY -- ELECT MR. RUBIN'S SLATE OF DIRECTORS

     YOUR VOTE IS EXTREMELY IMPORTANT. To support the nominees of Mr. Rubin, please mail Mr. Rubin's enclosed WHITE proxy card today. Whether or not you plan to attend the Annual Meeting, please mark, sign and date Mr. Rubin's enclosed WHITE proxy card and mail it in the accompanying envelope as soon as possible. Even if you have previously signed a BLUE management proxy card, you have the right to change your vote. REMEMBER, ONLY YOUR LATEST DATED PROXY CARD COUNTS.

      IF YOU HAVE ANY DOUBT AS TO WHETHER YOUR PROXY WILL BE RECEIVED IN TIME TO BE CAST AT THE ANNUAL MEETING, PLEASE CALL US PROMPTLY AT (800) 322-2885.

                               MR. MARK RUBIN
                               ---------------

     Mr. Rubin is a co-founder of the Company, a director, and President and Vice Chairman of the Board of Directors. Mr. Rubin also owns of record and beneficially an aggregate of 472,304 shares of common stock of the Company, a 19.26% interest. Mr. Rubin initiated this solicitation in order to reconstitute the Board to consist largely of independent directors, to strengthen the management of the Company and to maximize the value of the Company while maintaining sound financial policies. Mr. Rubin is also a nominee for election to the Board of Directors. Mr. Rubin's mailing address is c/o MacKenzie Partners, Inc., 1888 Century Park East, 19th Floor, Los Angeles, California 90067. Certain additional information regarding Mr. Rubin is set forth below under "Mr. Rubin's Nominees."


                    BACKGROUND OF THE PROXY SOLICITATION
                    ------------------------------------

     On April 30, 1998, pursuant to the provisions of the Company's Bylaws, Mr. Rubin provided a Notice of Intention to the President and each member of the Board of Directors of the Company notifying them that he intends to propose a slate of directors at the 1998 Annual Meeting of Shareholders consisting of Jeffrey Cove, Sheldon Kadish, Don Levin, Alan Levy, Frank Moothart and Mark Rubin (collectively, the "Rubin Nominees").

     On May 5, 1998, Mr. Rubin filed Schedules 14A containing soliciting material with the Securities and Exchange Commission (the "Commission") and with the National Association of Securities Dealers (the "NASD"). Also on that date, Mr. Rubin delivered to certain recordholders a letter stating that he had informed the Board of Directors of his intention to nominate a new, independent slate of outside directors identifying each of his nominees and urging them to read carefully the proxy materials he would be providing to them.

     Mr. Rubin was named as a proxy holder on the "blue" proxy card mailed with the Company Proxy Statement in the solicitation on behalf of the Board of Directors. On May 5, 1998, Mr. Rubin delivered a letter to the Chairman of the Board and Chief Executive Officer of the Company in which he advised the Board of Directors of the Company that he intends to solicit proxies solely on behalf of himself and suggested that it would be appropriate for the Company to exercise its power of substitution, as set forth on the "blue" proxy card, to substitute another person in Mr. Rubin's place to vote proxies received from shareholders in response to the Board of Directors' solicitation.

     On May 7, 1998, Mr. Rubin filed Schedules 14A with the Commission and the NASD containing Mr. Rubin's preliminary proxy statement and form of proxy. On May __, 1998, Mr. Rubin filed a definitive proxy statement and form of proxy with the Commission and the NASD and mailed the same to the shareholders of the Company.

                            MARK RUBIN'S NOMINEES
                            ---------------------

     The Company's Bylaws provide that the Board of Directors will consist of not less than seven nor more than 13 Directors, until changed by an amendment to the Bylaws adopted by the Company's shareholders. The exact size of the Board of Directors is currently fixed at nine members. According to the Company's Proxy Statement, nine Directors are being proposed for election as management's slate at the Annual Meeting.

     Certain information regarding Mr. Rubin's nominees for election as Directors, including their respective business addresses, ages, principal occupations (including terms as Director of the Company) and information regarding the aggregate number of shares of Common Stock directly or indirectly beneficially owned by each of them as of May 1, 1998, is set forth in the tables below. Beneficial ownership is determined under the rules of the Commission and may not necessarily indicate ownership for any other purpose. Unless otherwise stated, each nominee has sole voting power and sole investment power with respect to the shares of Common Stock beneficially owned by such nominee and each nominee is the beneficial owner of all shares owned of record by such nominee.


                          BIOGRAPHICAL INFORMATION
                          ------------------------


                                                    Terms as
                                                 Director of
Name and                                         the Company       Principal Occupations
Business Address                         Age     and the Bank      During Past Five Years
----------------                         ---     -------------     ----------------------

Jeffrey Cove                            51         Nominee         Vice President of Pathfinder Mortgage
Pathfinder Mortgage                                                Corporation (mortgage banking) since May
Corporation                                                        1995; Vice President of George Elkins
12011 San Vicente Blvd.,                                           Company (mortgage banking) from October
Ste. 505                                                           1993 to May 1995; Executive Vice President,
Los Angeles, California  90049                                     City National Bank (banking) from September
                                                                   1970 to September 1993.


Sheldon Kadish                          63         Nominee         Chairman of Traci Lynn, Inc., an apparel
Traci Lynn, Inc.                                                   manufacturer, since 1963.
655 - E. 30th Street
Los Angeles, California  90011


Don Levin                               66          Nominee        President of D.S.L. Construction Corp., a real
D.S.L. Construction Corp.                                          estate development company, since 1955.
11300 W. Olympic Blvd., Ste. 770
Los Angeles, California  90064


Alan Levy                               60          Nominee        Chairman of Tishman International
Tishman International Companies                                    Companies, a real estate development
10900 Wilshire Blvd., Ste. 510                                     company, since 1963.
Los Angeles, California  90024


Frank Moothart                          79      1981-Present*      Consultant in business administration
920-A Calle Negocio                                                and acquisitions since 1985.
San Clemente, California  92673


Page 4


Mark Rubin                              61      1981-Present*      President and Vice Chairman of the Board of
First Regional Bancorp                                             the Company since 1981; Vice Chairman of
1801 Century Park East                                             the Bank since 1982.
Century City, California  90067



______________________________________
*Became a Director of the Bank in 1982.

                               SHARE OWNERSHIP
                               ---------------

                               Amount and Nature of
Beneficial Owner               Beneficial Ownership         Percent of Class
----------------               --------------------         ----------------

Jeffrey Cove                               0 shares                       0%
Sheldon Kadish                             0 shares                       0%
Don Levin                             16,000 shares                     .65%
Alan Levy                                  0 shares                       0%
Frank Moothart                      15,000 share(1)                     .61%
Mark Rubin                        472,304 shares(2)                   19.26%
Total                                503,304 shares                   20.53%


______________________

(1) Consists of shares underlying options to purchase common stock which are or will become exercisable on or prior to May 30, 1998.

(2) Includes 411,604 shares of common stock held in the Mark M. Rubin and Pamela E. Rubin Trust and 48,700 shares of Common Stock held in the Rubin Family Foundation, each of which Mr. Rubin serves as co-trustee.

     Each of the Rubin Nominees has consented to be named in this Proxy Statement and to serve as a Director of the Company, if elected, and as a Director of the Bank, if so elected by the Company as the sole shareholder of the Bank. If at the time of the Annual Meeting any nominee is unable or declines to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute designated by Mr. Rubin. Mr. Rubin has no reason to believe that any of the nominees will be unable or will decline to serve.

     Other than as described in this Proxy Statement, none of the Rubin Nominees or any other person who may solicit proxies on Mr. Rubin's behalf (or, to the knowledge of such persons, any associate thereof) (i) has purchased or sold any class of securities of the Company within the past two years, (ii) has borrowed funds for the purpose of acquiring or holding any shares of the Company purchased by him within the past two years, (iii) is now or within the past year has been a party to any contract, arrangement or understanding with any person with respect to any class of any securities of the Company, (iv) has or will have a direct or indirect material interest in any transaction, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party and in which the amount involved exceeds $60,000, or (v) has any arrangement or understanding with any person with respect to any future employment with the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

     Certain of the Rubin Nominees or their associates may be customers of, or may have had banking transactions with, the Bank in the ordinary course of the Bank's business and may intend to have banking relationships with the Bank in the future. All loans and commitments to lend included in such transactions, if any, (i) were made in the ordinary course of business,
(ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

     There are no present plans, understandings or arrangements whereby Mr. Rubin or any of the Rubin Nominees (or, to the knowledge of such persons, any associate thereof) will acquire any of the Company's operations or assets, or be compensated either as principal or agent in transactions relating to the implementation of Mr. Rubin's programs, or earn any material profits, commissions or other fees from the Company for their services in connection therewith. If elected, the Rubin Nominees expect to be compensated in their capacities as Directors of the Company in accordance with the Company's present Director compensation policy.

     The person named in the accompanying WHITE proxy card of Mr. Rubin intends to vote "FOR" the nominees of Mr. Rubin unless specifically instructed to the contrary. Shareholders have cumulative voting rights in the election of Directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the Meeting prior to the voting of his or her intention to cumulate his or her votes. If any shareholder gives such notice, then all shareholders may then cumulate their votes. Mr. Rubin intends to provide notice at the Annual Meeting that he intends to cumulate his votes.

       The votes cast at the Annual Meeting may result in the election to the Board of Directors of some of Mr. Rubin's nominees and some of management's nominees. If the elected Rubin Nominees constitute less than a majority of the full Board of Directors, the Rubin Nominees may be unable to implement Mr. Rubin's program discussed elsewhere in this Proxy Statement.

     If some of the Rubin Nominees and some of management's nominees are elected, those of the Rubin Nominees who are elected intend to serve their terms as Directors. Mr. Rubin is unable to predict whether management's nominees will agree to serve on a Board of Directors comprised in part of the Rubin Nominees.

     California law and the Company's Bylaws provide that vacancies on the Board of Directors may be filled by action of those Directors remaining in office. If vacancies were to result from the refusal of management nominees to serve, the Rubin Nominees currently intend to fill a sufficient number of vacancies to bring the total number of Directors in office to nine.

                              MR. RUBIN'S PROGRAM
                              -------------------

     Mr. Rubin believes that his nominees constitute a high quality team possessing the dedication and experience necessary to do a better job than the current majority of the Board of Directors in directing Company policy and conducting Bank operations. Mr. Rubin's nominees include two current directors, Mr. Moothart, an outside director, and Mr. Rubin, a co-founder of the Company, the President and Vice Chairman of the Board and a significant stockholder of the Company, as well as four additional proposed members, all of whom would be non-employee directors of the Company, all of whom Mr. Rubin believes support his program.

     Upon election as Directors, the Rubin Nominees intend to proceed promptly to attempt to implement a program Mr. Rubin believes will enhance shareholder value by exploring new business opportunities, strengthening the management of the Company and improving the financial performance of the Company while maintaining sound financial policies. The Rubin Nominees, once elected, intend to accomplish the following:

     1. PROMPTLY DEVELOP A STRATEGIC PLAN TO ENHANCE THE FINANCIAL PERFORMANCE AND INCREASE SHAREHOLDER VALUE OF THE COMPANY.

     Mr. Rubin believes that the performance of the Company and the return on a shareholder's investment has been poor compared to its peers. Based on The Bankers' Index, an analysis of Southern California Banks prepared by Grant Thornton LLP, the return on average equity for the Company for the fiscal quarters ended December 31, 1997, September 30, 1997 and June 30, 1997 was
 .87%, .90% and .96%, respectively, compared to the average return on average equity for all similarly sized banks in Southern California of 1.29%, 1.53% and 1.59%, for these same periods. Mr. Rubin believes that management must be more aggressive and that the Company must strive to take a leading position in the industry in order to improve these results, which can be accomplished, in part, through the election of the independent slate of nominees proposed by Mr. Rubin.

     Mr. Rubin repeatedly has attempted to increase shareholder value by exploring new opportunities for the Company and opposing certain defensive measures proposed by the current Board. Mr. Rubin has engaged in discussions with other companies in an effort to form strategic relationships which may ultimately involve the sale of part or all of the Company, depending upon which result benefits the shareholders of the Company to the greatest extent. To date, Mr. Rubin's efforts in this regard have been unsuccessful in large part because neither management nor a majority of the Board is willing to entertain the possibility of a strategic relationship that may result in a sale of the Company, despite the fact it would be in the best interests of the shareholders. Mr. Rubin opposed a proposal which obligates a company that successfully takes control of the Company absent the Board's consent to make payments to 17 executive officers and directors in the aggregate amount of $1,600,000 which proposal was approved by all Board members, other than Mr. Rubin. Subsequent to Mr. Rubin's initiation of this proxy solicitation, he was informed that the adoption of these payments by a majority of the Board of Directors was rescinded. In addition, Mr. Rubin opposed certain recent board of director agenda items that called for a staggered board of directors and an increase in the size of the board from nine to eleven, measures that Mr. Rubin believes would serve solely to entrench the current Board.

     The Rubin Nominees, if successful, will undertake a reassessment of Company operations based upon the Bank's long-term commitment to providing high quality financial services and maintaining close ties to the communities making up its service area. The Rubin Nominees intend to engage in discussions and explore potential business opportunities with companies to increase shareholder value. The Rubin Nominees also will review Bank operations with the intent to make the Company more efficient and to control costs, thereby increasing long-term profitability. By then implementing appropriate new operating policies, the Rubin Nominees plan to attain the goal of superior financial performance while enhancing the reputation of the Bank within its geographic area of operations, in the financial community in general, and among investors.


-----------------------------
     1 The average return on average equity was derived from the return on average equity of the following banks, each of which has assets greater than $125 million and less than $250 million: American International Bank, Antelope Valley Bank, Banco Popular NA CA, Bank of Hollywood, Bay Cities NB, Cedars Bank, Century Bank, First Charter Bank NA, First Continental Bank, First Regional Bank, First State Bank of Southern CA, Grand NB, Harbor Bank, International Bank of CA, Nara Bank NA, Omni Bank NA, Pacific Business Bank, Pacific T&LC and Wilshire State Bank.

     The Rubin Nominees intend to strengthen the Bank's relationships in existing geographic markets by re-emphasizing community ties and aggressively pursuing those areas of business in which the Bank is successful while investigating options for prudent expansion into new geographic or financial product markets which can offer positive returns to Company shareholders and offer synergistic opportunities when combined with the Bank's existing business. Mr. Rubin believes that his strategic plan will enhance the financial performance and value of the Company.

     2. MAINTAIN A BOARD OF DIRECTORS CONSISTING SUBSTANTIALLY OF NON-EMPLOYEE DIRECTORS.

     The current Board consists of nine members, five of whom are employees of the Company. None of the Rubin Nominees, except Mr. Rubin, is an employee of the Company. Mr. Rubin believes that a Board that includes the Rubin Nominees will better represent the interests of all of the Company's shareholders than a Board composed entirely of incumbents nominated by the Company's existing Board, a majority of whom also are employees of the Company. The Rubin Nominees are successful businessmen who can provide valuable insight and guidance in a time of rapid change and movement in the banking industry. They are independent of the Company's management, as well as independent of Mr. Rubin, and should be able to bring new ideas and insights to the Company's management and Board. Moreover, the Rubin Nominees have indicated their opposition to programs which serve to entrench management and are dedicated to supporting measures which can improve the Company's performance.

                       VOTING AND REVOCATION OF PROXIES
                       --------------------------------

     The proxies solicited by Mr. Rubin will be voted at the Annual Meeting for the election of his nominees to the Company's Board of Directors. As of the date of this Proxy Statement, Mr. Rubin is not aware of any other matters to be presented for action at the Annual Meeting other than the election of Directors and the other matters referred to in the Company Proxy Statement. However, should any other business properly come before the Annual Meeting, or before any postponement or adjournment thereof, which the proxy holder does not know a reasonable time before the Annual Meeting will be presented, Mr. Rubin's enclosed WHITE proxy card confers upon the person entitled to vote the shares represented thereby discretionary authority to vote in respect of any such other business.

     Execution of Mr. Rubin's WHITE proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person. As set forth in the Company Proxy Statement, any shareholder who executes and delivers a proxy has the right to and may revoke it at any time before it is exercised by (i) filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person by advising the Chairman of the Meeting of his/her election to vote in person and by voting in person at the Annual Meeting. Attendance at the Annual Meeting, however, will not in and of itself revoke a proxy. Whether or not you plan to attend the Annual Meeting, please mark, sign and date Mr. Rubin's enclosed WHITE proxy card and return it in the accompanying envelope as soon as possible.

     The Bank is organized under the laws of the State of California and is a wholly-owned subsidiary of the Company. California Financial Code Section 700, ET. SEQ., prohibits any person from directly or indirectly acquiring "control" of a bank organized under the laws of the State of California without the approval of the California Superintendent of Banks. For purposes of these provisions, the acquisition of "control" includes the acquisition of the power to vote 25% or more of the voting shares of the Company or the power to direct or cause the direction of management and policies of the Company, which power is presumed if one controls the power to vote 10% or more of the voting shares of the Company.

     Mr. Rubin has filed an application (the "Application") for approval to acquire "control" of the Bank with the California Superintendent of Banks. Such approval has not yet been received. The approval of the Application does not constitute an endorsement by the California Superintendent of Banks of Mr. Rubin's nominees for election to the Board of Directors or a recommendation of the granting of the proxies solicited by this Proxy Statement.

     Mr. Rubin will not vote any proxies solicited pursuant to this Proxy Statement unless approval of the Application is granted by the California Superintendent of Banks prior to the vote for the election of Directors. If such approval has not been received at least 48 hours prior to the scheduled time and date of the Annual Meeting, Mr. Rubin will so notify those shareholders of the Company who have executed proxies in favor of Mr. Rubin by any reasonable means then available. Mr. Rubin currently intends that any such notice would be given by issuance of a press release to the Dow Jones News Service.


     Shareholders may contact MacKenzie Partners toll free at (800) 322-2885 at any time on or after May __, 1998 to determine whether approval of the Application has been granted by the California Superintendent of Banks. Mr. Rubin believes that no further regulatory approvals are required to enable Mr. Rubin to solicit proxies or for its nominees to serve if elected.

                             SOLICITATION EXPENSES
                             ---------------------

     The expenses of preparing, printing and distributing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies for the election of the Rubin Nominees will be borne by Mr. Rubin. Such expenses are estimated to range from $50,000 to $100,000. The total cash expenditures of Mr. Rubin incurred to date have been approximately $12,000. If he is successful, Mr. Rubin intends to seek reimbursement from the Company, to the extent permitted by law, for expenses incurred in connection with the proxy solicitation, without the vote of the holders of the Common Stock.

     In addition to the use of the mails, solicitation of proxies may be made by means of personal calls upon, or telephonic or telegraphic communications to or with, shareholders or their personal representatives by Mr. Rubin. Copies of soliciting materials will be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to the beneficial owners of shares of Common Stock for whom they hold shares, and Mr. Rubin will reimburse them for their reasonable out-of-pocket expenses. Mr. Rubin has engaged MacKenzie Partners, Inc. ("MacKenzie Partners") for proxy solicitation services. It is anticipated that MacKenzie Partners will solicit on behalf of Mr. Rubin proxies from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Approximately
20 MacKenzie Partners employees will assist in the solicitation of proxies.
Mr. Rubin has agreed to pay MacKenzie Partners a fee of $20,000 for its services, and will reimburse MacKenzie Partners for its reasonable expenses, estimated to be approximately $15,000.

                            ADDITIONAL INFORMATION
                            ----------------------

     Reference is made to the Company Proxy Statement for information concerning (i) the address of the principal executive offices of the Company
(ii) the securities of the Company, (iii) the beneficial ownership of securities by, and other information concerning, the Company's management and the principal holders of securities, (iv) compliance with Section 16(a) of the Securities Act of 1933, as amended, (v) compensation of Directors and officers of the Company, (vi) meetings of the Board of Directors and Committees thereof and the attendance of Directors thereat, (vii) the compensation of Mark Rubin, and (viii) the procedures for submitting proposals for consideration at the Annual Meeting.

May __, 1998

                                   MARK RUBIN



                                   /s/ Mark Rubin

PLEASE SIGN, DATE AND MAIL MR. RUBIN'S ENCLOSED WHITE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. BY SIGNING, DATING AND RETURNING MR. RUBIN'S ENCLOSED WHITE PROXY CARD, ANY PROXY PREVIOUSLY SIGNED BY YOU WILL BE AUTOMATICALLY REVOKED. REMEMBER, ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING.

                                   IMPORTANT

                                 DO NOT DELAY

                     VOTE THE ENCLOSED WHITE PROXY TODAY.





               If you have any questions or need assistance in completing the WHITE proxy, please contact:


                                   MACKENZIE
                                PARTNERS, INC.





                         CALL TOLL-FREE (800) 322-2885

                                                       PRELIMINARY COPY

                                  MARK RUBIN
                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF
                            FIRST REGIONAL BANCORP

     The undersigned, a stockholder of FIRST REGIONAL BANCORP, a California corporation, (the "Company") hereby appoints Mark Rubin, as the proxy of the undersigned, with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on May 21, 1998, and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

     1.   ELECTION OF DIRECTORS, as provided in Mr. Rubin's  Proxy Statement:

               ___ WITH    ___ WITHOUT   Authority to vote for the nominees
listed below.

          (INSTRUCTIONS:  TO WITHHOLD AUTHORITY FOR THE NOMINEE, LINE THROUGH
          OR OTHERWISE STRIKE OUT   NAME BELOW)

                    Jeffrey Cove             Alan Levy
                    Sheldon Kadish           Frank Moothart
                    Don Levin                Mark Rubin

     The undersigned hereby revokes any other proxy to vote at such Meeting, and hereby ratifies and confirms all that said proxy may lawfully do by virtue hereof. WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, SAID PROXY IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

     This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE DIRECTORS NAMED AND AS SAID PROXY SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, UNLESS OTHERWISE DIRECTED.

     The undersigned acknowledges receipt of a copy of Mr. Rubin's Proxy Statement dated May __, 1998 relating to the Meeting.

                         Date:  ___________, 1998



                         ________________________________________



                         ________________________________________
                         Signature(s) of Stockholder(s)
                         (See Instructions Below)

                         The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.


                          THIS PROXY IS SOLICITED BY
                                  MARK RUBIN